UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(as amended September 26, 2006)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported - May 5, 2006

Commission File Number: 000-32745

SHEARSON FINANCIAL NETWORK, INC.
(Exact name of registrant as specified in its charter)
(formerly Consumer Direct of America)

Nevada	88-0471353
(State or jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

6330 South Sandhill Road
Las Vegas, Nevada 89120
(Address of principal executive offices, including zip code)

(702) 547-7300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SHEARSON FINANCIAL NETWORK, INC.

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Previous independent accountants

1)
On May 5, 2006, Chavez and Koch, CPA’s (“Chavez and Koch”), the independent accountant previously engaged as the principal accountant to audit the financial statements of Shearson Financial Network, Inc., formerly Consumer Direct of America (“CDA”), resigned. The board of directors of CDA approved the resignation of Chavez and Koch and approved the decision to change accountants.

2)
The reports of Chavez and Koch on CDA’s consolidated financial statements for the subsequent interim period preceding their resignation, (October 11, 2005 to May 8, 2006) included supplementary paragraphs related to CDA’s ability to continue as a going concern, but were not otherwise qualified or modified as to uncertainty as to audit scope or accounting principles. nor did they contain an adverse opinoun.

3)
During the most recent last two fiscal years and subsequent interim period preceding the resignation of Chavez and Koch, the former accountants, DeJoya and Company and Chavez and Koch included supplementary paragraphs related to CDA’s ability to continue as a going concern, but were not otherwise qualified or modified as to uncertainty as to audit scope or accounting principles. nor did they contain an adverse opinoun, as indicated in Form 8-K as previously filed on October 11, 2005 and February 25, 2005.

4)
During CDA’s subsequent interim period preceding the resignation of Chavez and Koch, there have been no disagreements with Chavez and Koch on any matters of accounting principles or practices, financial statement disclosure, or audit scope and procedure, which disagreements, if not resolved to the satisfaction of Chavez and Koch, would have caused Chavez and Koch to make reference to the subject matter of the disagreements in connection with its report on the financial statement for such year.

5)
During the most recent last two fiscal years and subsequent interim period preceding the resignation of Chavez and Koch, there have been no disagreements with its former accountants, DeJoya and Company and Chavez and Koch on any matters of accounting principles or practices, financial statement disclosure, or audit scope and procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused such to make reference to the subject matter of the disagreements in connection with its report on the financial statement for such year as indicated in Form 8-K as previously filed on October 11, 2005 and February 25, 2005.

6)
CDA requested that Chavez and Koch furnish a letter addressed to the SEC stating whether it agrees with the above statements. A copy of this letter, dated September 21, 2006 is filed as exhibit 16.2 to this Form 8-K/A.

(b)	New independent accountants

On May 8, 2006 CDA engaged Pollard-Kelley Auditing Services Inc. to act as the principal accountant to audit CDA’s financial statements. CDA did not consult with Pollard-Kelley Auditing Services Inc. on the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on CDA’s financial statements or any disagreements or a reportable event, during CDA’s last two fiscal years and any subsequent interim period preceding the resignation of Chavez and Koch .

Item 9.01.	Financial Statements, Financial Information and Exhibits.

(b)	Exhibits

16.2	Letter from Chavez and Koch dated September 21, 2006.

16.3	Letter from DeJoya and Company dated September 22, 2006.

16.4	Letter from the Company to the Securities and Exchange Commision dated September 21, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: September 26, 2006	SHEARSON FINANCIAL NETWORK, INC.

By: /s/Lee Shorey
Lee Shorey
Chief Financial Officer
(Principal Financial and Accounting Officer)